Summary Prospectus TCW Emerging Markets Multi-Asset Opportunities Fund I Share Class – TGMAX N Share Class – TGMEX June 26, 2013 Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tcw.com. You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated June 26, 2013, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense. TCW-EOF_0613

Investment Objective

The Fund’s investment objective is to seek current income and long-term capital appreciation. This investment objective may be changed without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.95%	0.95%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	1.01%	1.01%
Total annual fund operating expenses	1.96%	2.21%
Fee Waiver and/or Expense Reimbursement[2]	0.70%	0.95%
Net Expenses[2]	1.26%	1.26%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.

[2]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest and acquired fund fees and expenses, if any) to 1.26% of average daily net assets with respect to Class I shares and Class N shares of the Fund. This contractual fee waiver/expense reimbursement is for the period June 26, 2013 through June 30, 2014. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$128	$547
N	$128	$600

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries (as defined in the paragraph below). If the Fund makes any changes to this 80% investment policy, it will notify shareholders in writing at least 60 days in advance of such change. The debt securities in which the Fund invests may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are high yield, high risk securities, commonly known as “junk bonds.” In the case of unrated securities, the Advisor may internally assign ratings to certain of these securities, after assessing their credit quality in categories similar to those of nationally recognized statistical rating organizations. The Fund may invest in fixed income securities of any duration.

The Fund may invest in other pooled investment vehicles, including registered investment companies (to the extent permitted by the Investment Company Act of 1940 (“1940 Act”)) and collective investments not subject to registration under the 1940 Act. The Fund may also invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of

Summary Prospectus

Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances

•	Monetary policy

•	External accounts

•	Financial markets

•	Foreign investment regulations

•	Exchange rate policy

•	Labor conditions

•	Political outlook

•	Structural reform policy

Certain countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objectives, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.

The Fund may invest in foreign debt and equity securities, which may or may not be listed on a recognized securities exchange or be publicly traded, including common or preferred stock, depositary shares, convertible debt, warrants and options to purchase equity securities. The debt securities acquired by the Fund may be issued by foreign government or corporate entities and may be convertible securities or other securities that may have fixed or variable interest rates of any maturity. These securities may be denominated in U.S. dollars, Emerging Market Countries’ currencies or other foreign currencies. The relative percentages of debt and equity in the Fund’s portfolio will fluctuate with the monetary, fiscal and exchange rate policies of various foreign countries and the portfolio managers’ view of the relative value of each segment of the market.

The Fund may also purchase assignments of or participations in loans made by financial institutions to emerging markets borrowers and invest in other funds, including funds affiliated with the Advisor or its affiliates that specialize in international investments.

Up to 15% of the Fund’s net assets may be invested in illiquid securities.

The Fund may invest in defaulted corporate securities when the portfolio managers believe the restructured enterprise valuations or liquidation valuations of such securities may significantly exceed their current market values. In addition, the Fund may invest in defaulted sovereign investments when the portfolio managers believe the expected debt sustainability of the country issuing such investments exceeds current market valuations. The Fund may use derivative instruments, such as credit-linked notes, structured investments, options, futures, and options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, as a substitute for investing directly in specific securities or currencies, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the Fund’s investment portfolio or as part of an overall hedging strategy. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular issuer. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon at the time of the commitment.

Portfolio securities may be sold when the Fund’s portfolio managers believe the individual security is approaching or has reached its fair value, the portfolio managers perceive deterioration in the fundamentals of the issuer, the portfolio managers believe there are macro geo-political considerations that may negatively affect the issuer or the portfolio managers determine to take advantage of a better investment opportunity.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Fund invests.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

foreign currency risk: the risk that the value of the Fund’s investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

swap agreements risk: in addition to risks applicable to derivatives generally, the risks inherent in the use of swaps of any kind include: (1) a swap contract may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

distressed and defaulted securities risk: the risk of the uncertainty of repayment of obligations of distressed issuers, of distressed securities or of securities already in default. Securities of distressed issuers are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund may not receive interest payments on distressed or defaulted securities and may incur costs to protect its investment. In addition, distressed and defaulted securities involve the substantial risk that principal will not be repaid should the issuer fully default on its obligations.

•

frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may detract from the Fund’s performance, and may produce capital gains, which are taxable to shareholders when distributed.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

leveraging risk: the risk that leverage created from certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•	securities selection risk: the risk that the securities held by the Fund will underperform those held by other funds

Summary Prospectus

investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

•

investment style risk: the risk that the particular style or set of styles that the investment adviser primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

ETF and ETN risk: the risk that the value of the Fund’s investment will fluctuate in response to performance of the ETFs or ETNs owned by the Fund, and the Fund’s shareholders will indirectly bear a proportionate share of the ETF’s or ETN’s expenses, in addition to paying the Fund’s expenses.

•

financial services industry risk: the risk that changes to industry regulation and oversight, or to government monetary or economic policy, may detrimentally affect the Fund or its underlying investments.

•

interest rate risk: the risk that, when interest rates are low, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates, which may subject the Fund to increased liquidity risk and may make it more difficult to value fixed income securities.

Please see “Principal Risks and Risk Definitions” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	June 2013 (since inception of the Fund)	Group Managing Director
David I. Robbins	June 2013 (since inception of the Fund)	Group Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

A broker-dealer or other financial intermediary may require a higher minimum initial investment.

Tax Information

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.